HIGHLAND RESOLUTE FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

July 31, 2020 (Unaudited)

Description	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (10.97%)
Vanguard S&P 500 ETF	70,753	$21,232,975

TOTAL EXCHANGE TRADED FUNDS
(Cost $18,507,463)		21,232,975

OPEN-END MUTUAL FUNDS (50.65%)
PIMCO Income Fund, Institutional Class	2,704,131	31,394,958
PIMCO Short-Term Fund, Institutional Class	2,590,399	25,463,619
Vanguard Institutional Index Fund	140,957	41,172,044
		98,030,621

TOTAL OPEN-END MUTUAL FUNDS
(Cost $90,745,584)		98,030,621

Description	Principal Amount	Value (Note 2)
GOVERNMENT & AGENCY OBLIGATIONS (1.82%)
U.S. Treasury Note
2.00%, 11/30/2020	$3,500,000	3,521,496

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $3,523,964)		3,521,496

Description	Shares	Value (Note 2)
Short-Term Investments (12.13%)
MONEY MARKET FUNDS (3.78%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 0.079%	7,316,236	7,316,236

U.S. TREASURY BILLS (8.35%)
0.213%, 09/24/2020(a)	3,000,000	2,999,643
0.207%, 12/31/2020(a)(b)	3,000,000	2,998,937
0.175%, 01/28/2021(a)(b)	3,500,000	3,498,464
0.195%, 02/25/2021(a)	3,000,000	2,998,455
0.181%, 03/25/2021(a)	3,670,000	3,667,674
		16,163,173
TOTAL SHORT-TERM INVESTMENTS
(Cost $23,471,822)		23,479,409

TOTAL INVESTMENTS (75.57%)
(Cost $136,248,833)		$146,264,501

SEGREGATED CASH WITH BROKERS (23.50%)(c)		45,490,164

OTHER ASSETS IN EXCESS OF LIABILITIES (0.93%)		1,785,360
NET ASSETS (100.00%)		$193,540,025

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	Security position either entirely or partially held in a segregated account as collateral for written option contracts and total return swaps. Aggregate total fair value of $2,925,103.
(c)	Includes cash which is being held as collateral for written option contracts and total return swap contracts.

WRITTEN OPTION CONTRACTS (0.05%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Put Option Contracts - (0.02%)
S&P 500® Index
Citigroup	08/05/2020	$3,145	(5)	$8,370	$(1,635,560)	$(1,110)
Citigroup	08/05/2020	3,180	(5)	6,745	(1,635,560)	(2,435)
Citigroup	08/07/2020	3,135	(5)	7,045	(1,635,560)	(7,045)
Citigroup	08/10/2020	3,105	(5)	8,495	(1,635,560)	(2,275)
Citigroup	08/12/2020	2,920	(7)	21,938	(2,289,784)	(1,418)
Citigroup	08/14/2020	3,105	(5)	8,995	(1,635,560)	(7,050)
Citigroup	08/17/2020	3,060	(6)	15,594	(1,962,672)	(5,610)
Citigroup	08/21/2020	3,010	(5)	14,395	(1,635,560)	(6,020)
Citigroup	08/26/2020	3,040	(5)	12,895	(1,635,560)	(9,475)

Call Option Contracts - (0.03%)
S&P 500® Index
Citigroup	08/03/2020	3,300	(6)	9,894	(1,962,672)	(2,040)
Citigroup	08/03/2020	3,295	(5)	4,145	(1,635,560)	(2,300)
Citigroup	08/05/2020	3,320	(5)	3,145	(1,635,560)	(2,450)
Citigroup	08/07/2020	3,295	(5)	4,345	(1,635,560)	(4,345)
Citigroup	08/07/2020	3,310	(5)	9,070	(1,635,560)	(6,100)
Citigroup	08/10/2020	3,320	(5)	6,120	(1,635,560)	(6,310)
Citigroup	08/12/2020	3,325	(7)	13,083	(2,289,784)	(11,025)
Citigroup	08/14/2020	3,325	(5)	6,020	(1,635,560)	(9,785)
Citigroup	08/17/2020	3,370	(5)	8,645	(1,635,560)	(3,570)
Citigroup	08/21/2020	3,340	(5)	9,595	(1,635,560)	(10,440)
Citigroup	08/26/2020	3,375	(5)	6,295	(1,635,560)	(5,250)

TOTAL WRITTEN OPTION CONTRACTS				$184,829	$(34,673,872)	$(106,053)

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Reference Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	BHDG Systematic Trading Segregated Portfolio(a)	$7,922,886	$7,922,892	65 bps	N/A	09/13/2023	$6
Morgan Stanley	Melchior Segregated Portfolio(b)	32,234,866	32,234,869	100 bps	N/A	03/19/2021	3
Morgan Stanley	PSAM Highland(c)	34,679,517	34,679,524	215 bps + 1M EURIBOR	-51 bps	06/03/2021	7
Morgan Stanley	WABR(d)	26,658,428	26,658,441	120 bps + 1M LIBOR	16 bps	09/01/2020	13
		$101,495,697	$101,495,726				$29

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.
(a)	BHDG Systematic Trading Segregated Portfolio is a quantitative trend following strategy that uses forward foreign currency contracts. BHDG will employ some short, medium, and long term signals. Interest rate, commodity, equity, and sovereign debt forward foreign currency contracts will be used. Any asset class may have net long or short exposure, and exposures in aggregate may be net long or short.
(b)	Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.
(c)	PSAM Highland employs an event driven strategy. The fund will primarily make investments in equity special situations and merger arbitrage. The strategy will also opportunistically allocate to liquid high yield credit positions when trading at stressed levels. The strategy will employ gross long exposure of up to 120%, and net exposure will typically vary from 40% to 80%.
(d)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

Common Abbreviations:

AQR - AQR Capital Management LLC.

BBA - British Bankers Association.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

S&P - Standard & Poor's.

SPDR - Standard & Poor's Depositary Receipt.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canada Dollar

CHF - Swiss Franc

EUR - Euro

GBP - Great British Pound

ILS - Israeli New Sheqel

INR - Indian Rupee

JPY - Japan Yen

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Poland Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

See notes to Consolidated Quarterly Schedule of Investments.

BHDG SYSTEMATIC TRADING SEGREGATED PORTFOLIO

Description	Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at July 31, 2020	Fund Delivering	U.S. $ Value at July 31, 2020	Unrealized Appreciation/ (Depreciation)	Percentage of Value
LONG SECURITIES
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
	Morgan Stanley & Co. LLC	09/16/2020	AUD	854,778	JPY	835,831	18,947	10.79%
	Morgan Stanley & Co. LLC	09/16/2020	AUD	1,005,780	USD	981,346	24,434	12.70%
	Morgan Stanley & Co. LLC	09/16/2020	BRL	196,504	USD	197,577	(1,072)	2.48%
	Morgan Stanley & Co. LLC	09/16/2020	CAD	419,950	USD	417,503	2,447	5.30%
	Morgan Stanley & Co. LLC	09/16/2020	CHF	1,078,737	USD	1,046,268	32,469	13.62%
	Morgan Stanley & Co. LLC	09/16/2020	EUR	493,123	PLN	475,061	18,062	6.23%
	Morgan Stanley & Co. LLC	09/16/2020	EUR	618,635	TRY	594,937	23,698	7.81%
	Morgan Stanley & Co. LLC	09/16/2020	EUR	1,944,918	USD	1,878,455	66,463	24.56%
	Morgan Stanley & Co. LLC	09/16/2020	GBP	859,806	USD	829,372	30,434	10.86%
	Morgan Stanley & Co. LLC	09/16/2020	HUF	422,545	USD	405,097	17,448	5.33%
	Morgan Stanley & Co. LLC	09/16/2020	ILS	707,871	USD	702,386	5,485	8.94%
	Morgan Stanley & Co. LLC	09/16/2020	INR	1,280,448	USD	1,269,419	11,029	16.17%
	Morgan Stanley & Co. LLC	09/16/2020	JPY	471,070	AUD	466,271	4,799	5.95%
	Morgan Stanley & Co. LLC	09/16/2020	JPY	1,656,860	USD	1,645,105	11,755	20.92%
	Morgan Stanley & Co. LLC	09/16/2020	KRW	441,490	USD	441,151	339	5.57%
	Morgan Stanley & Co. LLC	09/17/2020	MXN	199,026	USD	197,776	1,250	2.51%
	Morgan Stanley & Co. LLC	09/16/2020	NOK	229,380	USD	222,202	7,177	2.90%
	Morgan Stanley & Co. LLC	09/16/2020	NZD	545,666	USD	540,933	4,733	6.89%
	Morgan Stanley & Co. LLC	09/16/2020	PHP	471,525	USD	463,699	7,826	5.95%
	Morgan Stanley & Co. LLC	09/16/2020	PLN	641,100	EUR	617,415	23,685	8.09%
	Morgan Stanley & Co. LLC	09/16/2020	PLN	624,972	USD	600,034	24,938	7.89%
	Morgan Stanley & Co. LLC	09/16/2020	SEK	749,311	USD	713,786	35,526	9.46%
	Morgan Stanley & Co. LLC	09/16/2020	SGD	1,121,071	USD	1,109,800	11,270	14.15%
	Morgan Stanley & Co. LLC	09/16/2020	THB	381,112	USD	383,421	(2,309)	4.81%
	Morgan Stanley & Co. LLC	09/16/2020	TRY	292,283	EUR	306,900	(14,618)	3.69%
	Morgan Stanley & Co. LLC	09/16/2020	TRY	174,159	USD	179,402	(5,244)	2.20%
	Morgan Stanley & Co. LLC	09/16/2020	ZAR	165,741	USD	166,348	(608)	2.09%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS Total				18,047,862				227.86%

TOTAL LONG		18,047,862	227.86%

Description	Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at July 31, 2020	Fund Delivering	U.S. $ Value at July 31, 2020	Unrealized Appreciation/ (Depreciation)	Percentage of Value
SECURITIES SOLD SHORT
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
	Morgan Stanley & Co. LLC	09/16/2020	JPY	(466,271)	AUD	(479,970)	13,699	-6.06%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(415,263)	AUD	(428,737)	13,474	-5.41%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(198,654)	BRL	(197,588)	(1,066)	-2.49%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(426,468)	CHF	(438,108)	11,640	-5.53%
	Morgan Stanley & Co. LLC	09/16/2020	PLN	(617,415)	EUR	(637,408)	19,993	-8.05%
	Morgan Stanley & Co. LLC	09/16/2020	TRY	(306,900)	EUR	(307,092)	192	-3.88%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(1,249,021)	EUR	(1,286,227)	37,206	-16.24%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(616,790)	GBP	(642,384)	25,594	-8.11%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(220,571)	HUF	(234,863)	14,292	-2.97%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(194,842)	ILS	(197,494)	2,652	-2.49%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(972,095)	INR	(987,191)	15,096	-12.46%
	Morgan Stanley & Co. LLC	09/16/2020	AUD	(835,831)	JPY	(848,611)	12,780	-10.71%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(849,780)	JPY	(861,615)	11,836	-10.88%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(290,947)	KRW	(293,022)	2,074	-3.70%
	Morgan Stanley & Co. LLC	09/17/2020	USD	(196,511)	MXN	(198,689)	2,177	-2.51%
	Morgan Stanley & Co. LLC	09/16/2020	EUR	(475,061)	PLN	(498,969)	23,908	-6.30%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(363,683)	PLN	(380,023)	16,340	-4.80%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(193,617)	RUB	(187,505)	(6,111)	-2.37%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(423,846)	SEK	(443,909)	20,063	-5.60%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(721,408)	SGD	(728,146)	6,738	-9.19%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(321,849)	THB	(323,800)	1,951	-4.09%
	Morgan Stanley & Co. LLC	09/16/2020	EUR	(594,937)	TRY	(581,939)	(12,998)	-7.35%
	Morgan Stanley & Co. LLC	09/16/2020	USD	(370,631)	TRY	(364,007)	(6,623)	-4.60%
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS Total						(11,547,299)		-145.79%

TOTAL SHORT		(11,547,299)	-145.79%

REMAINING SECURITIES AND CASH		1,422,328	17.93%
Grand Total		7,922,892

MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/ Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
COMMON STOCKS
GRIFOLS SA-ADR	54,015		1,019,256	3.16%
COMMON STOCKS Total			1,019,256	3.16%

EQUITY SWAPS
ALTEN SA(PAR)		240,176	214,194	0.66%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	25,982
APPLUS SERVICES SA(MAD)		1,087,631	883,133	2.74%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	204,498
ASML HOLDING NV (EOE)		273,011	352,196	1.09%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	(79,185)
ASR NEDERLAND NV		1,360,854	1,425,826	4.42%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-52 bps	3/26/2021	(64,971)
AVAST PLC		462,248	645,082	2.00%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	9 bps	3/26/2021	(182,834)
AVON RUBBER PLC(LSE)		629,417	828,163	2.57%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	9 bps	3/26/2021	(198,746)
BEFESA SA(GER)		251,730	281,169	0.87%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/25/2021	(29,440)
BOOHOO GROUP PLC		551,560	613,902	1.90%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	6 bps	3/26/2021	(62,342)
DELIVERY HERO SE		134,070	200,981	0.62%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/25/2021	(66,910)
ERSTE GROUP BANK AG(VIE)		681,136	548,136	1.70%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	132,999
FERGUSON PLC		488,527	702,785	2.18%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	9 bps	3/26/2021	(214,257)
FINECOBANK SPA(MIL)		861,242	1,237,254	3.84%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	(376,011)
GAMES WORKSHOP GROUP PLC(LSE)		425,444	722,216	2.24%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	9 bps	3/26/2021	(296,771)
GOCO GROUP PLC		158,675	262,106	0.81%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	9 bps	3/26/2021	(103,430)
GVS SPA(MIL)		381,936	451,891	1.40%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	(69,955)
HOWDEN JOINERY GROUP PLC		678,887	623,938	1.94%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	9 bps	3/26/2021	54,950
INFICON HOLDING AG-REG		259,089	297,468	0.92%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	-76 bps	3/26/2021	(38,379)
INMOBILIARIA COLONIAL SOCIMI		950,875	909,264	2.82%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	41,611
INTERTRUST NV		464,589	501,130	1.55%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-52 bps	3/26/2021	(36,541)
KORIAN(PAR)		552,731	631,844	1.96%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-52 bps	3/26/2021	(79,113)
LAMDA DEVELOPMENT SA(ATH)		502,085	425,340	1.32%	Morgan Stanley & Co. LLC	175 bps + 1M EURIB	-50 bps	2/23/2022	76,745
LONZA GROUP AG-REG		382,790	553,645	1.72%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	-76 bps	3/26/2021	(170,855)
MONCLER SPA(MIL)		452,921	412,599	1.28%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	40,322
NESTLE SA-REG(VTX)		888,629	930,847	2.89%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	-76 bps	3/26/2021	(42,218)
PIAGGIO & C. S.P.A.		337,370	388,472	1.21%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	(51,102)
PROSEGUR CASH SA		467,162	289,758	0.90%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	177,403
PRUDENTIAL PLC		455,514	413,533	1.28%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	9 bps	3/26/2021	41,981
RECKITT BENCKISER GROUP PLC(LSE)		1,580,873	1,842,554	5.72%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	9 bps	3/26/2021	(261,681)
ROBERTET SA		1,244,534	1,374,877	4.27%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/26/2021	(130,343)
ROCHE HOLDING AG-GENUSSCHEIN(VTX)		2,082,743	2,112,360	6.55%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	-79 bps	3/26/2021	(29,617)
SOFTWARE AG		416,974	522,501	1.62%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-50 bps	3/25/2021	(105,527)
SOFTWAREONE HOLDING AG		660,524	724,001	2.25%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	-76 bps	3/26/2021	(63,477)
TOMTOM NV(EOE)		284,579	257,566	0.80%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-52 bps	3/26/2021	27,013
VIVENDI(PAR)		1,427,707	1,629,930	5.06%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-52 bps	3/26/2021	(202,222)
WH SMITH PLC		482,457	296,438	0.92%	Morgan Stanley & Co. LLC	55 bps + 1M LIBOR	9 bps	3/26/2021	186,019
EQUITY SWAPS Total		22,560,690	24,507,096	76.03%

TOTAL LONG			25,526,352	79.19%

SECURITIES SOLD SHORT

EQUITY SWAPS
AURELIUS EQUITY OPPORTUNITIE		(231,567)	(193,126)	-0.60%	Morgan Stanley & Co. LLC	1D EONIA - 587.5 bps	-47 bps	3/25/2021	(38,441)
BURBERRY GROUP PLC		(191,032)	(155,229)	-0.48%	Morgan Stanley & Co. LLC	1D SONIA - 35 bps	6 bps	3/26/2021	(35,803)
DECHRA PHARMACEUTICALS PLC		(471,479)	(526,420)	-1.63%	Morgan Stanley & Co. LLC	1D SONIA - 56.25 bps	6 bps	3/26/2021	54,940
DOW JONES STOXX INSURANCE (PRI		(362,278)	(361,645)	-1.12%	Morgan Stanley & Co. LLC	#N/A	#N/A	#N/A	(633)
EUROFINS SCIENTIFIC(PAR)		(612,544)	(655,227)	-2.03%	Morgan Stanley & Co. LLC	1D EONIA - 40 bps	-47 bps	3/26/2021	42,683
HEXAGON AB-B SHS(STO)		(483,142)	(548,004)	-1.70%	Morgan Stanley & Co. LLC	1W STIBO - 50 bps	-5 bps	9/9/2021	64,862
LEARNING TECHNOLOGIES GROUP		(571,015)	(604,274)	-1.87%	Morgan Stanley & Co. LLC	1D SONIA - 75 bps	6 bps	3/26/2021	33,258
NETCOMPANY GROUP AS		(14,030,885)	(19,521,942)	-60.56%	Morgan Stanley & Co. LLC	1W CIBOR bps -50 bps	-36 bps	10/30/2020	5,491,057
OESTERREICHISCHE POST AG		(235,251)	(207,424)	-0.64%	Morgan Stanley & Co. LLC	1D EONIA - 525 bps	-47 bps	3/26/2021	(27,827)
ORPEA(PAR)		(747,017)	(719,991)	-2.23%	Morgan Stanley & Co. LLC	1D EONIA - 40 bps	-47 bps	3/26/2021	(27,025)
PUBLICIS GROUPE		(423,859)	(388,130)	-1.20%	Morgan Stanley & Co. LLC	1D EONIA - 40 bps	-47 bps	3/26/2021	(35,730)
TEMENOS AG - REG		(582,316)	(556,894)	-1.73%	Morgan Stanley & Co. LLC	1D SARON - 40 bps	-70 bps	3/26/2021	(25,421)
VARTA AG		(300,838)	(336,768)	-1.04%	Morgan Stanley & Co. LLC	1D EONIA - 2762.5 bps	-47 bps	3/25/2021	35,930
EQUITY SWAPS Total		(19,243,224)	(24,775,075)	-76.86%

INDEX FUTURE CONTRACTS
EURO STOXX 50 SEP20	(204)		334,404	1.04%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			334,404	1.04%

TOTAL SHORT			(24,440,671)	-75.82%

REMAINING SECURITIES AND CASH			31,149,188	96.63%
Grand Total			32,234,869

PSAM HIGHLAND

Description	Contracts/Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
COMMON STOCKS
BOMBARDIER B	335,296		116,405	0.34%
BORG WARNER	6,007		219,860	0.63%
BROOKFIELD RENEWABLE COR-W/I	15,937		716,230	2.07%
CARRIER GLOBAL CORP	21,049		573,380	1.65%
CC NEUBERGER PRINCIPAL HOLDI	12,071		121,559	0.35%
CHURCHILL CAPITAL CORP IV	16,156		161,558	0.47%
ENERGY HARBOR CORP	30,936		649,665	1.87%
EVERGY INC	4,710		305,363	0.88%
FIRSTENERGY CORP	12,365		358,586	1.03%
FORESCOUT TECHNOLOGIES INC	4,420		128,139	0.37%
FUSION ACQUISITION CORP	17,455		175,424	0.51%
GS ACQUISITION HOLDINGS CORP	14,176		147,429	0.43%
HP INC	5,820		102,322	0.30%
HUDSON EXECUTIVE INVESTMENT	23,120		235,367	0.68%
KEIHIN CORP	11,807		281,365	0.81%
MCKESSON EUROPE AG	41,572		1,273,280	3.67%
PRIMO WATER ORD	36,408		517,358	1.49%
RESIDEO TECHNOLOGIES INC-W/I	44,931		596,684	1.72%
TAUBMAN CNTR	7,790		301,641	0.87%
TIFFANY & CO	17,639		2,211,272	6.38%
WRIGHT MEDICAL GROUP NV	75,407		2,263,725	6.53%
COMMON STOCKS Total			11,456,611	33.03%

CORPORATE BONDS
AABOND 5.5 31JUL2022 REGS	100,378		115,848	0.33%
BBDBCN 6 15OCT2022 144A	227,857		211,970	0.61%
BBDBCN 8.75 01DEC2021 144A	300,129		304,506	0.88%
CNSL 6.5 01OCT2022	102,385		102,519	0.30%
DLPH 5 01OCT2025 144A	490,847		549,100	1.58%
FINRSK 8.25 15NOV2026 144A	745,806		835,882	2.41%
GNW FRN 15NOV2036	629,870		205,299	0.59%
GTT 7.875 31DEC2024 144A	595,240		330,065	0.95%
HTZ 5.5 15OCT2024 144A	595,240		235,119	0.68%
HTZ 6 15JAN2028 144A	219,827		86,832	0.25%
LB 6.875 01NOV2035	864,754		842,606	2.43%
LB 7.5 15JUN2029	209,789		217,044	0.63%
LB 9.375 01JUL2025 144A	173,653		195,785	0.56%
NUGGET 6.75 15OCT2024 144A	704,651		503,737	1.45%
PCG 4.55 01JUL2030	286,578		327,618	0.94%
PCG 4.75 15FEB2044	439,152		520,770	1.50%
PUERTO RICO ELECTRIC POWER AUTH SER WW-R	138,019		94,543	0.27%
SGMS 7 15MAY2028 144A	250,442		234,669	0.68%
UNIT 8.25 15OCT2023	545,051		541,940	1.56%
CORPORATE BONDS Total			6,455,853	18.62%

EQUITY SWAPS
EDP RENOVAVEIS		304,621.70	554,148.00	1.60%	Morgan Stanley & Co. LLC	65 bps bps + 1D EONIA	-47 bps	12/15/2020	(249,526)
FIAT CHRYSLER AUTOMOBILES NV		2,396,980.43	1,864,425.04	5.38%	Morgan Stanley & Co. LLC	65 bps bps + 1D EONIA	-47 bps	12/15/2020	532,555
GRANDVISION NV		1,757,691.40	1,559,055.18	4.50%	Morgan Stanley & Co. LLC	65 bps bps + 1D EONIA	-47 bps	12/15/2020	198,636
LINE CORP		1,377,286	1,487,514	4.29%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	-8 bps	11/24/2021	(110,227)
UNITED MALT GRP LTD		-	230,275	0.66%	Morgan Stanley & Co. LLC	0 bps bps + 1M BBSW	9 bps	12/15/2020	(230,275)
EQUITY SWAPS Total		5,836,580	5,695,417	16.42%

TOTAL LONG			23,607,881	68.07%

SECURITIES SOLD SHORT
COMMON STOCKS
DELPHI TECHNOLOGIES PLC	(13,902)		(208,388)	-0.60%
SPDR S&P 500 ETF TRUST	(5,622)		(1,835,746)	-5.29%
COMMON STOCKS Total			(2,044,134)	-5.89%

CORPORATE BOND
EIX 3.65 01FEB2050	(129,487)		(151,596)	-0.44%
HBI 4.875 15MAY2026 144A	(80,804)		(89,211)	-0.26%
CORPORATE BONDS Total			(240,807)	-0.69%

EQUITY SWAPS
PEUGEOT S.A.		(2,173,193)	(1,693,931)	-4.88%	Morgan Stanley & Co. LLC	1D EONIA bps -40 bps	-47 bps	12/15/2020	(479,263)
EQUITY SWAPS Total		(2,173,193)	(1,693,931)	-4.88%

TOTAL SHORT			(3,978,871)	-11.47%

REMAINING SECURITIES AND CASH			15,050,514	43.40%
Grand Total			34,679,524

WABR

Description	Contracts/Shares	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMON STOCKS
AMAZON COM ORD (NMS)	83	262,668	0.98%
APPLE ORD (NMS)	389	165,341	0.62%
AVAYA HOLDINGS ORD (NYS)	11,822	149,666	0.56%
CENTERPOINT ENERGY ORD (NYS)	5,331	101,342	0.38%
DUKE REALTY REIT ORD (NYS)	2,930	117,757	0.44%
DUPONT DE NEMOURS ORD (NYS)	1,990	106,425	0.40%
E TRADE FINANCIAL ORD (NMS)	2,510	127,433	0.47%
EVERGY ORD (NYS)	3,136	203,307	0.76%
FEDEX ORD (NYS)	668	112,491	0.42%
FREEPORT MCMORAN ORD (NYS)	13,476	174,110	0.65%
GLOBAL PAYMENTS ORD (NYS)	715	127,285	0.47%
HITACHI ORD (TYO)	3,510	103,803	0.39%
IAC INTERACTIVE ORD (NMQ)	760	100,639	0.37%
ISHARES IBOXX HIGH YIELD BOND ETF (PSE)	37,879	3,234,488	12.05%
ISHARES IBOXX INVT GRADE BOND ETF (PSE)	22,923	3,171,397	11.82%
NXP SEMICONDUCTORS ORD (NMS)	923	108,480	0.40%
PAYPAL HOLDINGS ORD (NMS)	725	142,151	0.53%
PIEDMONT OFFICE REIT CL A ORD (NYS)	7,634	123,747	0.46%
PROCTER & GAMBLE ORD (NYS)	901	118,140	0.44%
QUALCOMM ORD (NMS)	1,319	139,300	0.52%
SALESFORCE.COM ORD (NYS)	706	137,564	0.51%
SKYWORKS SOLUTIONS ORD (NMS)	724	105,400	0.39%
VERTIV HOLDINGS CL A ORD (NYS)	9,253	134,169	0.50%
VICI PPTYS ORD (NYS)	5,863	127,286	0.47%
VIRGIN GALACTIC HOLDINGS CL A ORD (NYS)	5,108	114,675	0.43%
VOLKSWAGEN NV PRF (GER)	819	120,675	0.45%
WELLTOWER ORD (NYS)	2,570	137,649	0.51%
COMMON STOCKS Total		9,767,388	36.39%

CORPORATE BONDS
BESPL EMTN 0.0000% 2021-01-15	700,000	197,906	0.74%
CORPORATE BONDS Total		197,906	0.74%

INTEREST RATE FUTURE CONTRACTS
ULTRA LONG TERM US TREASURY BOND Sep-20	13	104,577	0.39%	Morgan Stanley & Co. LLC
INTEREST RATE FUTURE CONTRACTS Total		104,577	0.39%

INDEX FUTURE CONTRACTS
E-MINI S&P 500 STOCK INDEX Sep-20	12	120,840	0.45%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total		120,840	0.45%

TOTAL LONG		10,190,711	37.97%

SECURITIES SOLD SHORT
COMMON STOCKS
3M ORD (NYS)	(1,136)	(170,934)	-0.64%
ABBVIE ORD (NYS)	(1,210)	(114,841)	-0.43%
AMERICAN HOMES 4 RENT CL A REIT ORD (NYS)	(4,931)	(142,999)	-0.53%
CANADIAN PACIFIC RAILWAY ORD (NYS)	(523)	(143,920)	-0.54%
COMCAST CL A ORD (NMS)	(2,688)	(115,047)	-0.43%
DOUGLAS EMMETT REIT ORD (NYS)	(3,775)	(110,004)	-0.41%
HEWLETT PACKARD ENTERPRISE ORD (NYS)	(10,211)	(100,783)	-0.38%
INTERNATIONAL BUSINESS MACHINES ORD (NYS)	(1,141)	(140,275)	-0.52%
INVSC QQQ TRUST SRS 1 ETF (NMS)	(1,453)	(386,193)	-1.44%
ISHARES RUSSELL 2000 ETF (PCQ)	(1,571)	(231,502)	-0.86%
ISHARES US REAL ESTATE ETF (PSE)	(2,352)	(193,005)	-0.72%
ISHARES US TECHNOLOGY ETF (PSE)	(429)	(122,677)	-0.46%
OMNICOM GROUP ORD (NYS)	(2,033)	(109,233)	-0.41%
SELECT SECTOR HEALTH CARE SPDR ETF (PSE)	(1,019)	(107,535)	-0.40%
SELECT SECTOR UTI SELECT SPDR ETF (PSE)	(2,491)	(151,527)	-0.56%
SPDR S&P 500 ETF (PSE)	(2,545)	(830,993)	-3.10%
SPDR S&P RETAIL ETF (PSE)	(2,198)	(104,030)	-0.39%
SPDR S&P SEMICONDUCTOR ETF (PSE)	(1,804)	(219,728)	-0.82%
TRADE DESK CL A ORD (NMS)	(227)	(102,450)	-0.38%
WALT DISNEY ORD (NYS)	(924)	(108,053)	-0.40%
COMMON STOCKS Total		(3,705,729)	-13.81%

TOTAL SHORT		(3,705,729)	-13.81%

REMAINING SECURITIES AND CASH		20,173,459	75.84%
Grand Total		26,658,441

Highland Resolute Fund
Notes to Consolidated Quarterly Schedule of Investments
July 31, 2020 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the

Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Highland Resolute Fund (the “Fund”). Effective August 31, 2017, the Fund changed its name from Redmont Resolute Fund. The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Highland Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the

Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the Schedule of investments. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of July 31, 2020, net assets of the Fund were $193,540,025, of which $16,984,438, or 8.78%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and Highland Associates, Inc. (the "Adviser") is a "commodity pool operator" registered with and regulated by the Commodities Futures Trading Commission (CFTC).

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying Consolidated Schedule of Investments were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the Consolidated Schedule of Investments in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the Consolidated Schedule of Investments. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the Consolidated Schedule of Investments.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Highland Resolute Fund
Notes to Consolidated Quarterly Schedule of Investments
July 31, 2020 (Unaudited)

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Highland Resolute Fund
Notes to Consolidated Quarterly Schedule of Investments
July 31, 2020 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2020:

Highland Resolute Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$21,232,975	$–	$–	$21,232,975
Open-End Mutual Funds	98,030,621	–	–	98,030,621
Government & Agency Obligations	–	3,521,496	–	3,521,496
Short-Term Investments
Money Market Fund	7,316,236	–	–	7,316,236
U.S. Treasury Bills	–	16,163,173	–	16,163,173
Total	$126,579,832	$19,684,669	$–	$146,264,501

Other Financial Instruments*
Assets:
Total Return Swap Contracts	$–	$29	$–	$29
Liabilities:
Written Option Contracts	(106,053)	–	–	(106,053)
Total	$(106,053)	$29	$–	$(106,024)

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The Total Return Swap Contracts shown in the table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

The changes of the fair value of investments for which the Fund have used Level 3 inputs to determine the fair value are as follows:

Highland Resolute Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2020	$359,388	$2,166,219	$2,525,607
Accrued Discount/Premium	-	-	-
Return of Capital	(234,517)	(1,413,555)	(1,648,072)
Realized Gain/(Loss)	193,736	1,167,727	1,361,463
Change in Unrealized Appreciation/(Depreciation)	25,542	153,957	179,499
Purchases	-	-	-
Sales Proceeds	(344,149)	(2,074,348)	(2,418,497)
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of July 31, 2020	$-	$-	$-
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at July 31, 2020	$-	$-	$-

Highland Resolute Fund
Notes to Consolidated Quarterly Schedule of Investments
July 31, 2020 (Unaudited)

Federal Income Taxes: The Fund complies with the requirements under the Code, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the three months ended July 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Island exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund's taxable income.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion its average daily net assets.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts.

Highland Resolute Fund
Notes to Consolidated Quarterly Schedule of Investments
July 31, 2020 (Unaudited)

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices, or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract. Swap agreements held at July 31, 2020 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the Consolidated Schedule of investments.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.